UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2012

Alere Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2012, Alere Inc. and certain of its subsidiaries entered into a Third Amendment (the “Amendment”) to its secured Credit Agreement with certain lenders, General Electric Capital Corporation as collateral agent and administrative agent, and certain other agents and arrangers, as previously amended.

The Amendment provides for an additional term loan facility to Alere consisting of “Incremental B-2 Term Loans” in the aggregate principal amount of $200,000,000 (the “Incremental B-2 Term Loans”) and thereby increases the total amount of the credit available to Alere under the Credit Agreement to $2,550,000,000 in aggregate principal amount (increased from the existing $2,350,000,000 credit facility under the Credit Agreement prior to the Amendment), consisting of term loans in the aggregate principal amount of $2,300,000,000 (increased from $2,100,000,000 under the Credit Agreement prior to the Amendment) and, subject to our continued compliance with the Credit Agreement, a $250,000,000 revolving line of credit (which remains unchanged); the revolving line of credit continues to include a sublimit for the issuance of letters of credit.

On March 28, 2012, Alere borrowed the entire $200,000,000 principal amount of the Incremental B-2 Term Loans, which is expected to be used for working capital and general corporate purposes, including to finance the previously announced acquisition of eScreen, Inc. Alere’s aggregate indebtedness outstanding under the amended Credit Agreement (after giving effect to the borrowing of the Incremental B-2 Term Loans on March 28, 2012) is approximately $2,290,000 in principal amount.

Under the terms of the amended Credit Agreement, Alere must repay the principal amount of the Incremental B-2 Term Loans in twenty consecutive quarterly installments beginning on June 30, 2012 and continuing through March 31, 2017 in the amount of $500,000 each, and a final installment on June 30, 2017 in the amount of $190,000,000. Otherwise, the terms and conditions that apply to the Incremental B-2 Term Loans under the Credit Agreement are substantially the same as the terms and conditions that apply to the existing “B Term Loans” under (and as defined in) the Credit Agreement.

Copies of the Credit Agreement, the First Amendment thereto, the Second Amendment thereto and the Amendment are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Credit Agreement dated as of June 30, 2011 among Alere Inc., as Borrower, the Lenders and L/C Issuers party thereto, General Electric Capital Corporation, as Administrative Agent, Jefferies Finance LLC, as Syndication Agent, and Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, DnB Nor Bank ASA and SunTrust Bank, as Co-Documentation Agents (incorporated by reference to Exhibit 10.1 to Alere’s Current Report on Form 8-K, event date June 30, 2011, filed on July 7, 2011).

10.2	First Amendment to Credit Agreement dated as of July 27, 2011 among Alere Inc., as Borrower, the Lenders party thereto, and General Electric Capital Corporation, as Administrative Agent (incorporated by reference to Exhibit 10.3 to Alere’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011).

10.3	Second Amendment to Credit Agreement dated as of December 7, 2011 among Alere Inc., as Borrower, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent (incorporated by reference to Exhibit 10.3 to Alere’s Current Report on Form 8-K, event date December 7, 2011, filed on December 12, 2011).

10.4*	Third Amendment to Credit Agreement dated as of March 28, 2012 among Alere Inc., as Borrower, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent.

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

	BY:	/s/ David Teitel
David Teitel
Chief Financial Officer

Dated: April 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement dated as of June 30, 2011 among Alere Inc., as Borrower, the Lenders and L/C Issuers party thereto, General Electric Capital Corporation, as Administrative Agent, Jefferies Finance LLC, as Syndication Agent, and Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, DnB Nor Bank ASA and SunTrust Bank, as Co-Documentation Agents (incorporated by reference to Exhibit 10.1 to Alere’s Current Report on Form 8-K, event date June 30, 2011, filed on July 7, 2011).

10.2	First Amendment to Credit Agreement dated as of July 27, 2011 among Alere Inc., as Borrower, the Lenders party thereto, and General Electric Capital Corporation, as Administrative Agent (incorporated by reference to Exhibit 10.3 to Alere’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011).

10.3	Second Amendment to Credit Agreement dated as of December 7, 2011 among Alere Inc., as Borrower, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent (incorporated by reference to Exhibit 10.3 to Alere’s Current Report on Form 8-K, event date December 7, 2011, filed on December 12, 2011).

10.4*	Third Amendment to Credit Agreement dated as of March 28, 2012 among Alere Inc., as Borrower, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent.

*	filed herewith